THIRD AMENDMENT TO THE
CHURCHILL DOWNS INCORPORATED
2005 DEFERRED COMPENSATION PLAN
(As Amended as of December 1, 2008)
WHEREAS, Churchill Downs Incorporated (the “Company”) maintains the 2005 Churchill Downs Incorporated Deferred Compensation Plan, as amended as of December 1, 2008 (the “Plan”) for the benefit of its eligible employees; and

WHEREAS, effective January 1, 2020, the Company deems it necessary and desirable to (a) amend the Plan to freeze the Plan with respect to all individuals other than non-employee Directors and (b) make certain other changes to the Plan; and

WHEREAS, this Third Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of the amendment;

NOW, THEREFORE, by virtue and in exercise of the powers reserved to the Company under Section 9.1 Amendment or Termination of the Plan, the Plan is hereby amended in the following respects, effective November 30, 2019:

1.A new Section 1.4 is hereby added to the Plan to read as follows:

Plan Status Effective January 1, 2020. Notwithstanding any Plan provision herein to the contrary, effective January 1, 2020, the Plan is hereby frozen with respect to all individuals other than non-employee Directors. As such, immediately upon such Plan freeze, and effective on and after January 1, 2020, no individual other than a non-employee Director shall be permitted to make a Deferral Election hereunder and no such individual shall be permitted to receive any Employer Matching Contributions or Employer Discretionary Contributions hereunder.

2.Section 4.11 is hereby amended to (a) delete the last two sentences of such section, (b) revise the first sentence of such section and (c) add a new sentence immediately following the revised first sentence of such section, which amended first sentence and new sentence shall read as follows:

Notwithstanding any provisions of this Plan to the contrary, each Director who is a Participant in the Plan may elect to have all or part of his or her Director Fees deferred hereunder notionally invested in shares of the Company’s Common Stock, provided, once a Director has commenced distribution of benefits under the Plan, the Director shall not be permitted to elect to have all or part of the Director’s Account notionally invested in shares of the Company’s Common Stock. Further notwithstanding any provisions of this Plan to the contrary, each Director who is a Participant in the Plan may elect only to have his or her Director Fees that are deferred with respect to Director Fees that were otherwise scheduled to be paid to the Director on or after January 1, 2020, notionally invested in shares of the Company’s Common Stock.

3.Section 5.3 is hereby amended to add the following new sentence to the end thereof, which new sentence shall read as follows:

Notwithstanding the preceding to the contrary, effective with respect to distribution elections made on and after January 1, 2020, a Participant who is a non-employee Director shall be permitted to elect only that benefits be paid in the form of either (a) a single lump sum payment or (b) equal annual installments over five (5) or ten (10) years. Further notwithstanding the preceding to the contrary, installment distributions of a Participant’s Stock Account shall be made as follows: (a) all installment distributions except for the final installment distribution shall be equal to the number resulting from dividing the total number of shares of Common Stock to be distributed by the total number of installment distributions to be made and then rounding such result up/down to the nearest whole number of shares of Common Stock; and (b) the final installment distribution shall equal to (1) the total number of shares of Common Stock to be distributed, less (2) the aggregate number of shares of Common Stock previously distributed to the Participant under Section 5.3(a).

IN WITNESS WHEREOF, the Company has caused this Third Amendment to the Plan to be executed by its duly authorized representative this _______ day of ________________, 20__.
CHURCHILL DOWNS INCORPORATED

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